BancWest Corporation and Subsidiaries
PART IV (continued)

Exhibit 32 Section 1350 Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of BancWest Corporation (the “Company”) on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Don J. McGrath, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2005.

/s/ Don J. McGrath

Don J. McGrath
President and Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the report or as a separate disclosure document.

116

BancWest Corporation and Subsidiaries
PART IV (continued)

Exhibit 32 Section 1350 Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of BancWest Corporation (the “Company”) on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas C. Grigsby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2005.

/s/ Douglas C. Grigsby

Douglas C. Grigsby
Executive Vice President, Chief Financial Officer and Treasurer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the report or as a separate disclosure document.

117